1 Forward Looking Statements Statements in this presentation that are not strictly historical, including any statements regarding Danaher’s anticipated financial performance and any other statements regarding events or developments that we believe or anticipate will or may occur in the future are "forward looking" statements within the meaning of the federal securities laws. There are a number of important factors that could cause actual results, developments and business decisions to differ materially from those suggested or indicated by such forward-looking statements and you should not place undue reliance on any such forward-looking statements. These factors include, among other things, potential future, adverse impacts on our business, results of operations and financial condition related to the COVID-19 pandemic , the impact of our debt obligations on our operations and liquidity, deterioration of or instability in the economy, the markets we serve and the financial markets, uncertainties relating to national laws or policies, including laws or policies to protect or promote domestic interests and/or address foreign competition, contractions or growth rates and cyclicality of markets we serve, competition, our ability to develop and successfully market new products and technologies and expand into new markets, the potential for improper conduct by our employees, agents or business partners, our compliance with applicable laws and regulations (including rules relating to off-label marketing and other regulations relating to medical devices and the health care industry), the results of our clinical trials and perceptions thereof, our ability to effectively address cost reductions and other changes in the health care industry, our ability to successfully identify and consummate appropriate acquisitions and strategic investments and successfully complete divestitures and other dispositions, our ability to integrate the businesses we acquire (including the acquisition of Abcam plc) and achieve the anticipated growth, synergies and other benefits of such acquisitions, contingent liabilities and other risks relating to acquisitions, investments, strategic relationships and divestitures (including tax-related and other contingent liabilities relating to past and future IPOs, split-offs or spin-offs), security breaches or other disruptions of our information technology systems or violations of data privacy laws, the impact of our restructuring activities on our ability to grow, risks relating to potential impairment of goodwill and other intangible assets, currency exchange rates, tax audits and changes in our tax rate and income tax liabilities, changes in tax laws applicable to multinational companies, litigation and other contingent liabilities including intellectual property and environmental, health and safety matters, the rights of the United States government with respect to our production capacity in times of national emergency or with respect to intellectual property/production capacity developed using government funding, risks relating to product, service or software defects, product liability and recalls, risks relating to fluctuations in the cost and availability of the supplies we use (including commodities) and labor we need for our operations, our relationships with and the performance of our channel partners, uncertainties relating to collaboration arrangements with third-parties, the impact of deregulation on demand for our products and services, the impact of climate change, legal or regulatory measures to address climate change and our ability to address stakeholder expectations relating to climate change, labor matters and our ability to recruit, retain and motivate talented employees representing diverse backgrounds, experiences and skill sets, non-U.S. economic, political, legal, compliance, social and business factors (including the impact of military conflicts), disruptions relating to man-made and natural disasters, pension plan and healthcare costs, inflation and the impact of our By-law exclusive forum provisions. Additional information regarding the factors that may cause actual results to differ materially from these forward looking statements is available in our SEC filings, including our 2022 Annual Report on Form 10-K and Quarterly Report on Form 10-Q for the third quarter of 2023. These forward-looking statements speak only as of the date of this presentation and except to the extent required by applicable law, the Company does not assume any obligation to update or revise any forward-looking statement, whether as a result of new information, future events and developments or otherwise. With respect to the non-GAAP financial measures referenced in the following presentation, definitions and the accompanying information required by SEC Regulation G can be found in this presentation or in the “Investors” section of Danaher’s web site, www.danaher.com. All references in this presentation (1) to financial metrics relate only to the continuing operations of Danaher’s business, unless otherwise noted; (2) to “growth” or other period-to-period changes refer to year-over-year comparisons unless otherwise indicated; and (3) to operating profit below the segment level exclude amortization. We may also describe certain products and devices which have applications submitted and pending for certain regulatory approvals.

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3 Current Update Better-than-anticipated Q4 results in a challenging operating environment Better-than-anticipated Q4 2023 revenue • Base business core revenue declined mid-single digits • Life Sciences and Biotechnology both modestly above expectations • Respiratory revenue of >$600M at Cepheid exceeded expectations Expect Q4 2023 adjusted operating profit margin to be in-line with or above prior guidance of ~28% Abcam acquisition closed in December 2023, ahead of our initial expectations

4 Dx EAS D ental LS Portfolio Transformation Into a Stronger, Better Danaher Financial profile has improved significantly vs. pre-pandemic 2018 Dx BT LS Total Revenue ~$24B 2023E Portfolio Exits Total Revenue ~$20B ~$2.8B Dental revenue at 2019 IPO ~$4.8B EAS revenue at 2023 spin MSD ~56% ~21% ~$4B Acquisitions Market Expansion HSD ~60% ~29% >$6B Long-Term Core Revenue Growth (anticipated) Gross Profit Margin Adjusted Operating Profit Margin Operating Cash Flow Annual Revenue Divested ~($7.6B) Cytiva 2023E Revenue >$5B Incremental Annual Respiratory Revenue >$1B 1 Anticipated Future Annual Revenue ~$1B 4 4 1. Reflects reported revenue for 2018 prior to the presentation of the Dental and Environmental & Applied Solutions businesses as discontinued operations. 2. Reflects reported revenue for the last full year prior to separation. 3. Based on Aldevron 2023E revenue and Abcam 2023E revenue including for periods prior to acquisition by Danaher 4. September 2023 YTD results from continuing operations. Long-Term Core Revenue Growth (anticipated) Gross Profit Margin Adjusted Operating Profit Margin Operating Cash Flow 3 2

5 Enhanced with innovation & DBS to accelerate growth & earnings Leading positions in attractive, fast-growing end markets • Long-term, strong secular growth drivers • Regulatory requirements High-Quality Businesses in Attractive End Markets Pie charts are a % of 2023E total revenue from continuing operations. Strategic End-Market Exposure Pharma & BioPharma Molecular Dx Clinical Dx Rsrch./ Acad. Ind. & Applied United by a common business model • Steady consumables stream off extensive installed base • High value, ‘mission-critical’ applications Razor/Razor-blade Spec’d in Service ~80% Recurring Revenue